UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  October 1, 2004
                                                    (October 1, 2004)

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)
   New York                          0-01989                     16-0733425
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
           Incorporation)                                  Identification No.)

3736 South Main Street, Marion New York                         14505-9751
(Address of principal executive offices)                        (Zip Code)
       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure.
On October 1, 2004, Seneca Foods Corporation issued a revised press release on a recall of certain of its food products, a copy of which is furnished as Exhibit 99, attached hereto.

Item 9.01 Financial Statements and Exhibits.
Exhibit 99 Press Release dated September 30, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SENECA FOODS CORPORATION
Dated: October 1, 2004                       By:       /s/ Kraig H. Kayser
                                                       -------------------
                                             Name:     Kraig H. Kayser
                                                       President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit     Description

99          Press Release of Seneca Foods Corporation dated September 30, 2004.

                                   Exhibit 99

September 30, 2004                                 Media Contact: Vince Lammers
                                                   Seneca Foods Corporation
                                                   (315) 926- 3314


                                  PRESS RELEASE
              URGENT - FOOD RECALL BECAUSE OF POSSIBLE HEALTH RISK

Seneca Foods Corporation, Marion, NY is announcing an expansion to the voluntary recall of canned 15 ounce sliced beets and no salt sliced beets announced on September 28, 2004.

The expansion of the recall includes the additional labels of Best Yet, Fry's, Safeway and Von's.

Additional states where the product was distributed include Iowa, Idaho, Oregon, Utah and West Virginia.

The voluntary recall of 60,462 cases of canned 15 ounce sliced beets and no salt sliced beets is due to the potential for the product to be underprocessed. While no illnesses have been reported, there is a possibility that the product could be contaminated with harmful microorganisms. Sliced beet and no salt sliced beet products with these codes should not be eaten even if it does not look or smell spoiled. The company is now retrieving the product from its distribution system and store shelves.

The recall extends to several labels as follows: Libby's, Stokely's, Always Save, America's Choice, American Value, Best Yet, D&W, Dominick's, Flavorite, Food Club, Foodland, Friday, Fry's, Goya, Green Valley, Harris-Teeter, Hill Country Fare, Kroger, Ligo, Parade, Piggly Wiggly, Promos, Publix, Safeway, Shop N Save, Shurfine, Southern Home, Sysco Classic, Thrifty Maid, US Blue, Von's, and Wylwood.

The cans are marked with a two line format. Any combination of these codes are being recalled.

   TOP LINE (seven digits)      BOTTOM LINE
   G4CG16_    to 29_            3125J; 3125D; 3234J; 3234D; 5339J; 5339D; 3153J;
                                3153D;3160J; 3160D
   H4CG18_    to 31_            3125J; 3125D; 3234J; 3234D; 5339J; 5339D; 3153J;
                                3153D;3160J; 3160D
   I4CG01_    to 11_            3125J; 3125D; 3234J; 3234D; 5339J; 5339D; 3153J;
                                3153D;3160J; 3160D
   H4EI04_    to 11_            32292; 32342; 31532

This product has shipped between July 27th and September 24th to grocery outlets in the following states: Alabama, Arkansas, Arizona, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Minnesota, Mississippi, Montana, North Carolina,
Nebraska, New Jersey, New York, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia and Wisconsin. Limited international distribution has also occurred.

No other beet product styles including pickled, whole, diced, shoestring, crinkled sliced are affected.

The company has notified the Food and Drug Administration of its voluntary action and is in the process of identifying and correcting the cause of the potential underprocessing.

Consumers with this product should return it for a full refund to the retail outlet where it was purchased. Consumers who want more information may call Seneca Foods Consumer Affairs, 1-866-336-8700.


3736 South Main Street
Marion, New York   14505

315-926-8100
315-926-8300
www.senecafoods.com